EXHIBIT 32.2
                                                                    ------------

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


                  The undersigned, Edward F. Cooke, Chief Financial Officer of Levcor International, Inc. (the "Company"), hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ EDWARD F. COOKE
    -------------------
     Name:  Edward F. Cooke
     Title: Chief Financial Officer, Vice President,
            Secretary and Treasurer


March 29, 2006

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